UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

LAMAR ADVERTISING COMPANY

LAMAR MEDIA CORP.

(Exact name of registrants as specified in their charters)

Delaware Delaware	0-30242 1-12407	72-1449411 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 25, 2012, Lamar Advertising Company (“Lamar Advertising”) announced a proposed institutional private placement of senior subordinated notes of Lamar Media Corp., its wholly owned subsidiary (“Lamar Media”). In connection with the proposed private placement, Lamar Media is disclosing the following information:

Acquisition of NextMedia Outdoor, Inc.

On October 24, 2012, Lamar Media entered into a stock purchase agreement with NextMedia Operating, Inc. to acquire all of the outstanding capital stock of NextMedia Outdoor, Inc. (the “Acquired Company”) for $145 million in cash (the “Acquisition”). The closing of the Acquisition, which is subject to customary closing conditions, is expected on or about October 31, 2012. Lamar Media expects to use a portion of the proceeds of the private placement to finance the Acquisition. Although Lamar Media has entered into a definitive stock purchase agreement, there can be no guarantee that it will be able to successfully complete the Acquisition. Additionally, if Lamar Media does complete the Acquisition, there can be no assurance that it will be able to integrate the Acquired Company without encountering difficulties or that any such difficulties will not have an adverse effect on Lamar Media.

Item 8.01. Other Events.

Proposed Private Offering

On October 25, 2012, Lamar Advertising issued a press release announcing a proposed institutional private placement of senior subordinated notes by Lamar Media. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.

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This Current Report on Form 8-K contains forward-looking statements regarding the proposed private placement and the Acquisition. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those results indicated in the forward-looking statements include uncertainties relating to market conditions for corporate debt securities generally and for the securities of advertising companies and for Lamar Media in particular, as well as Lamar Media’s ability to complete the Acquisition, which is subject to customary closing conditions. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the senior subordinated notes.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Lamar Advertising Company dated October 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 25, 2012	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

Date: October 25, 2012	LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Lamar Advertising Company dated October 25, 2012.